Changebridge Capital Sustainable Equity ETF
Schedule of Investments
January 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 94.6%
Banking — 3.0%
First Republic Bank	1,444	$250,664

Consumer Discretionary Products — 7.8%
Skechers USA, Inc. - Class A (a)	6,898	289,716
Skyline Champion Corp. (a)	5,519	371,649
		661,365
Consumer Discretionary Services — 4.0%
Service Corp. International	5,449	336,312

Consumer Staple Products — 7.7%
Ayr Wellness, Inc. (a)(b)	13,905	189,698
The Estee Lauder Cos., Inc. - Class A	680	212,017
The Honest Co., Inc. (a)	38,178	247,775
		649,490
Health Care — 15.5%
Caribou Biosciences, Inc. (a)	9,848	105,669
CRISPR Therapeutics AG (a)(b)	3,041	193,864
ModivCare, Inc. (a)	2,046	237,193
Quipt Home Medical Corp. (a)(b)	51,195	269,285
Semler Scientific, Inc. (a)	3,728	282,098
TransMedics Group, Inc. (a)	14,402	228,560
		1,316,669
Industrial Products — 2.0%
Astronics Corp. (a)	14,116	169,816

Industrial Services — 12.6%
Civeo Corp. (a)(b)	20,717	446,866
Sharps Compliance Corp. (a)	35,889	242,251
Sterling Construction Co., Inc. (a)	14,823	376,652
		1,065,769
Media — 18.1%
Criteo SA - ADR (a)(b)	9,483	320,525
EverQuote, Inc. - Class A (a)	12,408	204,236
Expedia Group, Inc. (a)	1,655	303,345
Magnite, Inc. (a)	14,689	199,330
Netflix, Inc. (a)	528	225,530
Warner Music Group Corp. - Class A	6,670	283,475
		1,536,441
Oil & Gas — 5.3%
Chesapeake Energy Corp.	6,561	447,263

Software & Technology Services — 9.0%
ICF International, Inc.	3,390	319,982
LiveRamp Holdings, Inc. (a)	6,057	270,445
WM Technology, Inc. (a)	33,234	168,496
		758,923
Technology Hardware & Semiconductors — 9.6%
ASML Holding NV (b)	256	173,363
Sony Group Corp. - ADR (a)(b)	3,026	337,883
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (b)	2,474	303,387
		814,633
Total Common Stocks (Cost $8,240,118)		8,007,345

MONEY MARKET FUNDS — 5.5%
First American Government Obligations Fund - Class X, 0.03% (c)	464,555	464,555
Total Money Market Funds (Cost $464,555)		464,555

Total Investments (Cost $8,704,673) — 100.1%		8,471,900
Other assets and liabilities, net — (0.1)%		(4,405)
Net Assets — 100.0%		$8,467,495

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
(a) Non-income producing security.
(b) Foreign issued security.
(c) The rate shown is the seven-day yield at period end.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$8,007,345	$-	$-	$8,007,345
Money Market Funds	464,555	-	-	464,555
Total Investments - Assets	$8,471,900	$-	$-	$8,471,900

* See the Schedule of Investments for industry classifications.